UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  July 15,2004


                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1

              (Exact name of registrant as specified in its charter)

New York (governing law of           333-82716-02       51-6555101
Sales and Servicing Agreement)       (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

On July 15, 2004 a distribution was made to holders of MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                      Description

           EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the July 15, 2004 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     MORGAN STANLEY AUTO LOAN TRUST 2004-HB1


             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   7/19/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of Morgan Stanley Auto Loan Trust 2004-HB1, relating to the July 15, 2004 distribution.





                   EX-99.1



Morgan Stanley Auto Loan Trust 2004-HB1




Record Date:            7/14/04
Distribution Date:      7/15/04


Morgan Stanley Auto Loan Trust 2004-HB1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529




                        Morgan Stanley Auto Loan Trust 2004 HB-1



                        Certificateholders Distribution Summary

                        Beginning       Interest        Interest        Principal       Ending          Total
Class   Cusip           Principal       Distribution    Carryover       Distribution    Principal       Distribution
                        Balance         Amount          Shortfall       Amount          Balance
A-1     61747RAF7       170,657,499.10  189,145.39      0.00            29,295,613.78   141,361,885.32  29,484,759.17
A-2     61747RAG5       165,450,000.00  264,720.00      0.00                     0.00   165,450,000.00     264,720.00
A-3     61747RAH3       174,400,000.00  383,680.00      0.00                     0.00   174,400,000.00     383,680.00
A-4     61747RAJ9       187,285,000.00  519,715.88      0.00                     0.00   187,285,000.00     519,715.88
B       61747RAK6        25,000,000.00   63,541.67      0.00                     0.00    25,000,000.00      63,541.67
C       61747RAL4        28,710,000.00   68,904.00      0.00                     0.00    28,710,000.00      68,904.00
D       61747RAM2        13,940,000.00   63,891.67      0.00                     0.00    13,940,000.00      63,891.67
Certificates                       n/a         n/a       n/a                     0.00              n/a           0.00




                        Pool Factors

                        Beginning       Interest        Interest        Principal       Ending          Intest Rate
        Class           Note Pool       Distribution    Carryover       Distribution    Note Pool
                        Factor          per 1000        per 1000        per 1000        Factor
        A-1             0.7574678       0.8395268       0.0000000       130.0293554     0.6274385       1.33%
        A-2             1.0000000       1.6000000       0.0000000         0.0000000     1.0000000       1.92%
        A-3             1.0000000       2.2000000       0.0000000         0.0000000     1.0000000       2.64%
        A-4             1.0000000       2.7750000       0.0000000         0.0000000     1.0000000       3.33%
        B               1.0000000       2.5416667       0.0000000         0.0000000     1.0000000       3.05%
        C               1.0000000       2.4000000       0.0000000         0.0000000     1.0000000       2.88%
        D               1.0000000       4.5833333       0.0000000         0.0000000     1.0000000       5.50%




Collections
        Principal Collections                                               26,854,848.85
        Interest Collections                                                 4,368,482.36
        Recoveries and Liquidation Proceeds                                    266,513.18
        Purchase Amounts and Advance Amounts from servicer                     254,322.06
                Total Collections Amount                                    31,744,166.45





Disbursements                                   per 1000 Original       Principal Balance
        Servicing Fee                                   0.7832220              642,308.64
        Servicing Reimbursement Amount                  0.3055319              250,562.09
        Owner Trustee Fee                               0.0010162                  833.33
        Indenture Trustee Fee                           0.0015242                1,250.00
        Note Interest Distribution                      1.8944361            1,553,598.60
        Regular Principal Allocation                   25.8682627           21,214,174.19
        First Allocation of Principal                   0.0000000                    0.00
        Second Allocation of Principal                  0.0000000                    0.00
        Third Allocation of Principal                   9.8543926            8,081,439.59
                Total Distribution Amount                                   31,744,166.45






        Pool Balance (beginning of Collection Period)                      770,770,373.05

        Pool Balance (end of Collection Period)                            743,421,059.51

        Overcollateralization Target Amount for next Distribution Date      14,868,421.19
        Overcollateralization Amount                                         7,274,174.19


        Delinquency                                     Principal
                                Period          Number  Balance         Percentage
                                30 - 59 days    262     4,243,884.67    0.57%
                                60 - 89 days     72     1,104,887.72    0.15%
                                90 + days        38     606,679.66      0.08%
                                Totals          372     5,955,452.05    0.80%

        Pool Delinquency Percentage as of related Determination Date                 0.59%

        Repossessed Receivables                                         55     989,131.00

        Defaulted Receivables or Repurchased Receivables                       491,231.49

        Receivables granted extensions                                  62   9,583,120.93

        Repurchase Amounts                                                           0.00

        Realized Losses                                                        236,535.68
        Cram Down Losses                                                         3,187.73

        Cumulative Net Loss Ratio as of related Determination Date                   0.04%
        Six-Month Annualized Net Loss Ratio as of related Determination Date         0.16%
        Three-Month Annualized Net Loss Ratio as of related Determination Date       0.16%

        WAC                                     6.47
        WAM                                     52.88



